                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Illinois Tool Works Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                        [ILLINOIS TOOL WORKS, INC. LOGO]

                            ILLINOIS TOOL WORKS INC.
                             3600 WEST LAKE AVENUE
                            GLENVIEW, ILLINOIS 60025

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                              FRIDAY, MAY 10, 2002
                                   3:00 P.M.

                           THE NORTHERN TRUST COMPANY
                            50 SOUTH LASALLE STREET
                               CHICAGO, ILLINOIS

       The purpose of our 2002 Annual Meeting is to elect ten directors for the upcoming year. The Board of Directors recommends that you vote FOR each of the director nominees.

       Stockholders of record on March 12, 2002 are entitled to vote.

       It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, please sign, date and return the enclosed proxy card as soon as possible or vote by telephone or the Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

       Our Annual Report for 2001 is enclosed.

                                       By Order of the Board of Directors,
                                             Stewart S. Hudnut
                                                 Secretary

March 21, 2002

                            ILLINOIS TOOL WORKS INC.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
Questions and Answers.......................................      1

Election of Directors.......................................      4

Board of Directors and Its Committees.......................      7

Director Compensation.......................................      8

Ownership of ITW Stock......................................      9

Section 16(a) Beneficial Ownership Reporting Compliance.....     11

Executive Compensation......................................     12

Report of the Compensation Committee on Executive
   Compensation.............................................     16

Company Performance.........................................     18

Report of the Audit Committee...............................     18

Independent Public Accountants..............................     20

Annual Report on Form 10-K..................................     20

                             QUESTIONS AND ANSWERS

       Following are questions often asked by stockholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

       We are soliciting your vote on the election of ten directors for the upcoming year.

WHO MAY VOTE?

       Stockholders at the close of business on March 12, 2002, the record date, may vote. On that date, there were 305,895,308 shares of ITW common stock outstanding.

HOW MANY VOTES DO I HAVE?

       Each share of ITW common stock that you own entitles you to one vote.

HOW DO I VOTE?

       You may vote your shares in one of the following four ways:

1.   By mail:       complete the proxy card and sign, date and return
                    it in the enclosed envelope;
2.   By telephone:  call the toll-free number on the proxy card, enter the control number on the proxy card and
                    follow the recorded instructions;
3.   By Internet:   go to the website listed on the proxy card, enter
                    the control number on the proxy card and follow
                    the instructions provided; or
4.   In person:     attend the Annual Meeting, where ballots will be
                    provided.

If you hold your shares through a bank or broker that does not offer telephone or Internet voting, please complete and return your proxy by mail.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

       If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Susan Crown, Phillip B. Rooney and Harold B. Smith to vote for the election of directors and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee and FOR or AGAINST any other properly raised matter at the discretion of Ms. Crown and Messrs. Rooney and Smith.

MAY I REVOKE MY PROXY?

       You may revoke your proxy at any time before it is exercised in one of four ways:

        1. Notify ITW's Secretary in writing before the Annual Meeting that you wish to revoke your proxy;

        2. Submit another proxy with a later date;

        3. Vote by telephone or Internet after you have given your proxy; or

        4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

       Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

       The presence, in person or by proxy, of the holders of a majority of ITW shares entitled to vote at the Annual Meeting constitutes a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card or if you vote by telephone or Internet. Abstentions and broker non-votes are counted as "shares present" at the meeting for purposes of determining if a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote as to a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

       The ten nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting. In the election of directors, abstentions are not considered shares voted and will not affect the outcome of the vote.

HOW DO I SUBMIT A STOCKHOLDER PROPOSAL?

       You must submit a proposal to be included in our proxy statement for the May 2003 annual meeting no later than November 21, 2002. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (SEC). You may also submit a proposal that you do not want included in the proxy statement, but that you want to raise at the May 2003 annual meeting. If you submit that proposal after February 4, 2003, then SEC rules permit the individuals named in the proxies solicited by ITW's Board of Directors for that meeting to exercise discretionary voting power as to that proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

       If you wish to nominate an individual for election as director at the May 2003 annual meeting, our Secretary must receive your nomination by December 31, 2002. Our by-laws require that your nomination include: (1) your name and address; (2) the name, age and home and business addresses of the nominee; (3) the principal occupation or employment of the nominee; (4) the number of shares of ITW stock that the nominee beneficially owns; (5) a statement that the nominee is willing to be nominated and serve as a director; and (6) any other information regarding the nominee that would be required by the SEC to be included in a proxy statement had ITW's Board of Directors nominated that individual. Any nomination that you make must be approved by the Corporate Governance and Nominating Committee as well as by the Board of Directors.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

       ITW will pay all of the costs of preparing and mailing the proxy statement and soliciting these proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of ITW common stock. Upon request, we will reimburse them for their reasonable expenses. In addition to mailing proxy materials, our officers, directors and employees may solicit proxies in person, by telephone or otherwise.

                             ELECTION OF DIRECTORS

       Stockholders will elect ten directors at the Annual Meeting. The individuals listed below have been nominated by the Board of Directors as recommended by the Corporate Governance and Nominating Committee. Each director will serve until the May 2003 annual meeting, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board of Directors. H. Richard Crowther is retiring from the Board after seven years of distinguished service.

       We will vote your shares as you specify on the enclosed proxy card, by telephone or by Internet. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves:


[W.F. ALDINGER PHOTO]   WILLIAM F. ALDINGER, 54, has served as the Chairman and
                        Chief Executive Officer of Household International, Inc., a
                        consumer finance company, since 1994. He serves on the
                        boards of Household International, Inc., Household Finance
                        Company and MasterCard International. Mr. Aldinger has
                        served as a director of ITW since 1998.

[MICHAEL J. BIRCK       MICHAEL J. BIRCK, 64, has served as the Chairman of Tellabs,
   PHOTO]               Inc. since 2000. Mr. Birck founded Tellabs and served as
                        President and Chief Executive Officer from 1975 to 2000.
                        Tellabs designs, manufactures, markets and services voice
                        and data equipment. Mr. Birck has served as a director of
                        ITW since 1996 and is a director of Molex, Inc. and Tellabs,
                        Inc.


[MARVIN D. BRAILSFORD   MARVIN D. BRAILSFORD, 63, has been Vice President of
   PHOTO]               Kaiser-Hill Company LLC, a construction and environmental
                        services company, since 1996. Prior to that he served with the United States Army for 33 years, retiring with the rank of Lieutenant General. Mr. Brailsford has served as a
                        director of ITW since 1996.

[JAMES R. CANTALUPO     JAMES R. CANTALUPO, 58, President and Vice Chairman,
   PHOTO]               Emeritus, of McDonald's Corporation (as of January 2002), a
                        restaurant chain, previously serving as President and Vice
                        Chairman from 1999 to 2002. He served as Vice Chairman of
                        McDonald's Corporation and Chairman and Chief Executive
                        Officer of McDonald's International from 1998 to 1999 and
                        President of McDonald's Corporation and Chief Executive
                        Officer of McDonald's International from 1992 to 1998. He
                        serves on the boards of McDonald's Corporation, Sears,
                        Roebuck & Co., Rohm and Haas Company and International
                        Flavors and Fragrances, Inc. Mr. Cantalupo has served as a director of ITW since 2001.

[SUSAN CROWN PHOTO]     SUSAN CROWN, 43, has been Vice President of Henry Crown and
                        Company, a business with diversified investments, since
                        1984. She is a director of Baxter International Inc. and
                        Northern Trust Corporation and its subsidiary, The Northern
                        Trust Company. Ms. Crown has served as a director of ITW
                        since 1994.

[DON H. DAVIS PHOTO]    DON H. DAVIS, Jr., 62, has been Chairman of the Board of
                        Rockwell Automation, Inc. (formerly Rockwell International
                        Corporation), a manufacturer of aviation electronics and
                        automotive equipment, since 1998 and Chief Executive Officer of Rockwell International Corporation since 1997. He was
                        President and Chief Operating Officer from 1995 to 1997. He is a director of Rockwell Automation, Inc. and Apogent
                        Technologies Inc. Mr. Davis has served as a director of ITW since 2000.


[W. JAMES FARRELL       W. JAMES FARRELL, 59, has been Chairman of ITW since 1996,
   PHOTO]               Chief Executive Officer since 1995 and has 36 years of
                        service with ITW. He is a director of Allstate Insurance
                        Company, Sears, Roebuck & Co., Kraft Foods, Inc., UAL Corp.
                        and the Federal Reserve Bank of Chicago. Mr. Farrell has
                        served as a director of ITW since 1995.

[ROBERT C. MCCORMACK    ROBERT C. MCCORMACK, 62, has been a Partner of Trident
   PHOTO]               Capital LP, a venture capital firm, since 1993. Mr.
                        McCormack served as Assistant Secretary of the Navy from
                        1990 to 1993 and Deputy Under Secretary of Defense from 1987 to 1990. He is a director of DeVry, Inc., Mead Westvaco
                        Corp. and the Northern Trust Corporation and its subsidiary,
                        The Northern Trust Company. Mr. McCormack has served as a
                        director of ITW since 1993, and previously served as a
                        director of ITW from 1978 through 1987.

[PHILLIP B. ROONEY      PHILLIP B. ROONEY, 57, has served as Executive Vice
   PHOTO]               President of The ServiceMaster Company, a network of quality service companies, from 2001 to present, President of
                        ServiceMaster Management Services, from 2000 to 2001 and was
                        Vice Chairman of ServiceMaster Company from 1997 to 2000. He is a trustee of the Van Kampen Funds. Mr. Rooney has served as a director of ITW since 1990.

[HAROLD B. SMITH        HAROLD B. SMITH, 68, has been Chairman of the Executive
   PHOTO]               Committee of ITW since 1982. Mr. Smith is a director of W.W.
                        Grainger Inc. and Northern Trust Corporation and its
                        subsidiary, The Northern Trust Company. He is a trustee of
                        The Northwestern Mutual Life Insurance Company. Mr. Smith
                        has served as a director of ITW since 1968.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

       ITW's Board of Directors met five times during 2001. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation, corporate governance and nominating, and finance committees.

AUDIT COMMITTEE

Meetings in 2001:           4
Members:                    Susan Crown (Chairman)
                            William F. Aldinger
                            Michael J. Birck
                            Marvin D. Brailsford
                            James R. Cantalupo
                            H. Richard Crowther
                            Don H. Davis, Jr.
Function:                   Reviews and reports to the Board concerning the engagement of independent public accountants, ITW's internal audit
                            systems and other matters significantly affecting ITW's
                            financial status. Additional information on the committee
                            and its activities is set forth in the "Report of the Audit
                            Committee" on page 18.

COMPENSATION COMMITTEE

Meetings in 2001:           3
Members:                    Phillip B. Rooney (Chairman)
                            William F. Aldinger
                            Michael J. Birck
                            Don H. Davis, Jr.
                            Robert C. McCormack
Function:                   Administers ITW's compensation plans for key employees and approves compensation levels for executive officers.
                            Additional information on the committee and its activities is set forth in the "Report of the Compensation Committee on
                            Executive Compensation" on page 16.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Meetings in 2001:           3
Members:                    Marvin D. Brailsford (Chairman)
                            James R. Cantalupo
                            Susan Crown
                            H. Richard Crowther
                            Don H. Davis, Jr.
                            Harold B. Smith
Function:                   Receives suggestions, evaluates and recommends director
                            candidates to the Board. Makes recommendations as to Board committees and Board size. Recommends and monitors corporate governance policies and procedures.

FINANCE COMMITTEE

Meetings in 2001:           2
Members:                    Robert C. McCormack (Chairman)
                            William F. Aldinger
                            James R. Cantalupo
                            H. Richard Crowther
                            Phillip B. Rooney
                            Harold B. Smith
Function:                   Reviews, evaluates and recommends to the Board, management's proposals relating to ITW's financing, investment portfolio and real estate investments.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

       For non-officer directors in 2002, the retainer is $35,000, the fee for each Board or committee meeting is $1,500, and the fee for chairmen is an additional $900 per meeting chaired. In order to link director compensation with stockholder interests, non-officer directors have also been given the option of receiving some or all of their retainer and fees in an equivalent value of ITW common stock, which he or she can elect to receive immediately or at retirement or resignation. A director can also defer receipt of all or part of cash fees until he or she is no longer a director. Deferred cash amounts are credited with interest at current rates.

RESTRICTED ITW COMMON STOCK

       A portion of director compensation includes the periodic grant of restricted ITW common stock, which directly links another element of director compensation with stockholder interests. In January 2001, each non-officer director of ITW received an award of 900 restricted shares. Each new non-officer director who joins the Board after January 2001 will be granted an award of 300 shares for each full year of service remaining until January 2004. Restricted shares vest equally over the years remaining from the grant date until January 2004 and fully vest upon death or retirement. A director cannot sell the shares until the earliest of retirement, death or January 2004. A director who terminates other than for death or retirement prior to January 2004 will forfeit any unvested restricted shares.

PHANTOM ITW STOCK

       To tie a further portion of their compensation to stockholder interests, non-officer directors of ITW are granted 1,000 units of phantom stock upon becoming a director. The value of each unit equals the market value of one share of ITW common stock. Additional units are credited to a director's phantom stock account in an amount equivalent to cash dividends paid on ITW stock. Accounts are adjusted for stock dividends, stock splits, combinations or similar changes. A director is eligible for a cash distribution from his or her account at retirement or upon approved resignation. When phantom stock is granted, directors elect to receive the distribution in either a lump sum or in up to ten annual installments, an election that directors may change at any time until two years preceding the distribution. Directors receive the value of their phantom stock account immediately upon a change of control.

OTHER ARRANGEMENTS WITH DIRECTORS

       Harold B. Smith entered into a one-year agreement with ITW to provide consulting services for a fee of $85,000. The agreement expired December 31, 2001 and was not renewed.

                             OWNERSHIP OF ITW STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

       The following table shows how much ITW common stock the directors, nominees, the named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of December 31, 2001. The named executive officers are the Chief Executive Officer and the four next most highly compensated executive officers based on compensation earned during 2001.

       Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

       The number of shares beneficially owned by each non-officer director includes 900 shares (600 shares in the case of Mr. Cantalupo) of ITW common stock that were granted under the Directors' Restricted Stock Plan. The number of the director's phantom stock units disclosed in the table represents an equivalent number of shares of ITW common stock. Phantom stock units are not transferable and have no voting rights. The units are not included in the "percent of class" calculation.

                                                      SHARES OF COMMON STOCK      PHANTOM      PERCENT
             NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED      STOCK UNITS    OF CLASS
             ------------------------                 ----------------------    -----------    --------
Directors and Nominees (other than Executive
  Officers)
  William F. Aldinger.............................               6,019(1)          1,035            *
  Michael J. Birck................................              12,873             2,114            *
  Marvin D. Brailsford............................               4,292             2,108            *
  James R. Cantalupo..............................               1,420             1,003
  Susan Crown.....................................              11,600(2)          2,131            *
  H. Richard Crowther.............................             339,719(3)          2,291            *
  Don H. Davis, Jr................................               3,522             1,020            *
  Robert C. McCormack.............................          14,194,944(4)          2,131          4.7%
  Phillip B. Rooney...............................              57,898(5)          2,131            *
  Harold B. Smith.................................          38,096,527(6)             --         12.5%
Executive Officers
  W. James Farrell................................           1,026,808(7)             --            *
  James M. Ringler................................             559,467(8)             --            *
  Frank S. Ptak...................................             392,983(9)             --            *
  David B. Speer..................................             118,290(10)            --            *
  Russell M. Flaum................................             172,685(11)
Directors, Nominees and Executive Officers as a
  Group (23 Persons)..............................          41,532,443(12)        15,964         13.6%

------------
  *  Less than 1%

 (1) Includes 100 shares owned by Mr. Aldinger's spouse, as to which he disclaims beneficial ownership.

 (2) Includes (a) 2,000 shares owned by Ms. Crown's spouse, as to which she disclaims beneficial ownership; and (b) 2,000 shares held in trusts of which Ms. Crown's children are beneficiaries and as to which she disclaims beneficial ownership.

 (3) Includes (a) 261,352 shares held in a revocable living trust as to which Mr. Crowther shares voting and investment power; (b) 30,107 shares owned by his spouse as to which Mr. Crowther disclaims beneficial ownership; and (c) 8,000 shares owned by a charitable foundation of which Mr. Crowther is an officer.

 (4) Includes (a) 400 shares owned in a trust as to which Mr. McCormack shares voting and investment power with The Northern Trust Company; and (b) 14,186,380 shares owned in twelve trusts as to which Messrs. McCormack, H.
     B. Smith and The Northern Trust Company are trustees and share voting and investment power.

 (5) Includes 2,021 shares owned by Mr. Rooney's spouse, as to which he disclaims beneficial ownership.

 (6) Includes (a) 21,157,264 shares owned in twelve trusts as to which Mr. Smith shares voting and investment power with The Northern Trust Company and others; (b) 2,138,080 shares owned in ten trusts as to which he shares voting and investment power; (c) 14,186,380 shares owned in twelve trusts as to which Messrs. McCormack, H. B. Smith and The Northern Trust Company are trustees and share voting and investment power; and (d) 61,992 shares owned by a charitable foundation of which Mr. Smith is a director. Mr. Smith's address is c/o Secretary, Illinois Tool Works Inc., 3600 West Lake Avenue, Glenview, Illinois 60025.

 (7) Includes (a) 164 shares owned by Mr. Farrell's son as to which he disclaims beneficial ownership; (b) 1,786 shares owned by Mr. Farrell's spouse as to which he disclaims beneficial ownership; (c) 31,160 shares owned in a partnership as to which Mr. Farrell shares voting and investment power; (d) 14,026 shares owned in a revocable trust as to which Mr. Farrell has sole voting and investment power; (e) 4,804 shares owned by a charitable foundation of which Mr. Farrell is an officer; (f) 6,762 shares allocated to Mr. Farrell's account in the ITW Savings and Investment Plan; and (g) 968,106 shares covered by options exercisable within 60 days.

 (8) Includes (a) 13,860 shares allocated to Mr. Ringler's account in the ITW Savings and Investment Plan; and (b) 456,638 shares covered by options exercisable within 60 days.

 (9) Includes 322,500 shares covered by options exercisable by Mr. Ptak within 60 days.

(10) Includes (a) 835 shares allocated to Mr. Speer's account in the ITW Savings and Investment Plan; and (b) 113,250 shares covered by options exercisable within 60 days.

(11) Includes (a) 1,714 shares allocated to Mr. Flaum's account in the ITW Savings and Investment Plan; and (b) 146,250 shares covered by options exercisable within 60 days.

(12) Includes 2,665,544 shares covered by options exercisable within 60 days.

OTHER PRINCIPAL STOCKHOLDERS

       This table shows, as of December 31, 2001, the only stockholder other than a director that we know to be a beneficial owner of more than 5% of ITW common stock. We have a commercial banking relationship with The Northern Trust Company, which also acts as the trustee under our principal pension plan. The Northern Trust Company is a wholly owned subsidiary of Northern Trust Corporation. Susan Crown, Robert C. McCormack and Harold B. Smith, directors of ITW, are also directors of Northern Trust Corporation and The Northern Trust Company.

                      NAME AND ADDRESS                               AMOUNT OF          PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP    OF CLASS
                    -------------------                         --------------------    --------
The Northern Trust Company..................................       42,956,452(1)         14.1%
50 South LaSalle Street
Chicago, Illinois 60675

------------
(1) The Northern Trust Company and its affiliates act as sole fiduciary or co-fiduciary of trusts and other fiduciary accounts that own an aggregate of 42,956,452 shares. They have sole voting power with respect to 4,769,338 shares and share voting power with respect to 36,784,474 shares. They have sole investment power with respect to 3,468,656 shares and share investment power with respect to 37,523,002 shares. In addition, The Northern Trust Company holds in other accounts, but does not beneficially own, 20,399,854 shares, resulting in aggregate holdings by The Northern Trust Company of 63,356,306 shares, or 20.8%.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires that ITW's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of ITW common stock with the SEC and the New York Stock Exchange. Based on a review of copies of these reports provided to us during fiscal 2001 and written representations from executive officers and directors, we believe that all filing requirements were met during 2001.

                             EXECUTIVE COMPENSATION

       This table summarizes the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of ITW.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                    ---------------------
                                                                      AWARDS
                                                                      ------     PAYOUTS
                                            ANNUAL COMPENSATION     SECURITIES   -------        ALL OTHER
           NAME AND                       -----------------------   UNDERLYING     LTIP        COMPENSATION
      PRINCIPAL POSITION          YEAR    SALARY(1)   BONUS(1)(2)    OPTIONS     PAYOUTS          (4)(5)
      ------------------          ----    ---------   -----------   ----------   --------      ------------
W. James Farrell..............    2001    $969,240    $1,071,630     400,000           --      $   111,994(6)
  Chairman and Chief              2000     899,990     1,309,500     450,000           --           65,280
  Executive Officer               1999     696,152     1,350,000     200,000           --           46,298
James M. Ringler..............    2001    $750,022    $  826,875      75,000           --      $   113,097
  Vice Chairman                   2000     750,022     1,091,250      75,000           --           26,339
                                  1999     713,221     1,125,000      80,810     $843,750(3)    10,843,327(7)
Frank S. Ptak.................    2001    $452,704    $  500,535     200,000           --      $    54,358
  Vice Chairman                   2000     420,004       611,100     230,000           --           30,738
                                  1999     339,626       630,000     100,000           --           15,877
David B. Speer................    2001    $292,768    $  364,568      60,000           --      $    32,579
  Executive Vice President        2000     270,770       398,063      75,000           --           16,180
                                  1999     244,115       358,628      30,000           --            9,597
Russell M. Flaum..............    2001    $282,953    $  278,490      60,000           --      $    29,754
  Executive Vice President        2000     262,159       379,050      75,000           --           13,616
                                  1999     242,923       330,255      30,000           --            8,880

------------
(1) Actual salary or bonus earned. Includes amounts deferred by the executive under the Executive Contributory Retirement Income Plan or the Savings and Investment Plan. In the case of Mr. Ringler, includes amounts deferred by him in 1999 under the Premark International, Inc. Retirement Savings Plan and the Premark International, Inc. Supplemental Plan.

(2) Amounts awarded under the Executive Incentive Plan are based on the executive's base salary as of December 31 for that year and paid in the following year. In the case of Mr. Ringler, includes amounts awarded under the Premark International, Inc. annual incentive plan for 1999.

(3) Consists of change of control long-term incentive payout under the Premark International, Inc. Long-Term Incentive Plan.

(4) Includes company matching contributions in 2001 to the Executive Contributory Retirement Income Plan or the Savings and Investment Plan as follows: Mr. Farrell, $79,756; Mr. Ringler, $64,445; Mr. Ptak, $37,233; Mr. Speer, $24,179; and Mr. Flaum, $23,170. In 1999, Mr. Ringler received a company match of $11,281 to the Premark International, Inc. Retirement Savings Plan and was credited with an additional contribution of $140,796 to the Premark International, Inc. Supplemental Plan.

(5) Includes interest credited in 2001 on deferred compensation under the Executive Contributory Retirement Income Plan in excess of 120% of the Applicable Long-Term Rate as follows: Mr. Farrell, $24,470; Mr. Ringler $48,652; Mr. Ptak, $17,125; Mr. Speer, $8,400; and Mr. Flaum, $6,584.

(6) Includes $7,768 representing imputed income on Mr. Farrell's outstanding home loan made by ITW in 1995. The maximum amount of the loan outstanding during 2001 was $160,000, which in February 2002 had been reduced to $30,000. The imputed rate of interest on the loan is 7.34% per annum and the loan is repayable in annual installments through the year 2003.

(7) Includes aggregate payment, less short-term and long-term payouts, (a) in lieu of amounts that Mr. Ringler would have been paid under his employment agreement with Premark; (b) in recognition that ITW does not maintain a long-term incentive plan similar to the plan maintained by Premark; and (c) in consideration for his agreement not to compete during his period of employment with ITW and for a period of two years thereafter.

       In 1995, ITW loaned money to Mr. Farrell evidenced by a five-year term promissory note. The note was renewed for an additional five-year term at an annual interest rate of 5.91%, secured by 3,200 shares of ITW stock. In February 2001, Mr. Farrell repaid the outstanding balance of $111,823, which was the largest amount that Mr. Farrell had been indebted to us under this loan since the beginning of 2001.

       In the event of a change of control of ITW, each executive officer's unvested restricted stock and stock options previously granted under the Stock Incentive Plan fully vest. In addition, executives receive a cash payment under the Executive Incentive Plan immediately upon a change of control. The amount paid under the Executive Incentive Plan equals a portion of the maximum awards payable under the Plan for that year based on the number of days in the year that have elapsed as of the date of the change of control.

                             OPTION GRANTS IN 2001

       This table gives information relating to option grants in 2001 to the Chief Executive Officer and the other four most highly compensated executive officers of ITW.

                                                    INDIVIDUAL GRANTS
                                 --------------------------------------------------------
                                                PERCENT OF                                      GRANT DATE
                                 SECURITIES    TOTAL OPTIONS                                      VALUE
                                 UNDERLYING     GRANTED TO      EXERCISE OR                  ----------------
                                  OPTIONS        EMPLOYEES      BASE PRICE     EXPIRATION       GRANT DATE
            NAME                 GRANTED(1)        2001          PER SHARE        DATE       PRESENT VALUE(2)
            ----                 ----------    -------------    -----------    ----------    ----------------
W. James Farrell.............     400,000          14.7           $62.25        12/14/11        $8,472,000
James M. Ringler.............      75,000           2.8            62.25        12/14/11         1,588,500
Frank S. Ptak................     200,000           7.4            62.25        12/14/11         4,236,000
David B. Speer...............      60,000           2.2            62.25        12/14/11         1,270,800
Russell M. Flaum.............      60,000           2.2            62.25        12/14/11         1,270,800

------------
(1) Options become exercisable in four equal annual installments on the anniversaries of the grant or immediately in the event of retirement, disability or death. A restorative option right applies to option grants so long as the option holder is employed by ITW. This means that an option holder who delivers previously acquired shares of ITW common stock in payment of an option's exercise price will be granted an additional option, which is subject to certain restrictions, to purchase the number of shares equal to the number of delivered shares.

(2) The estimated fair value of each ITW option granted is calculated using the Black-Scholes option pricing model. The model assumes a 5.2% risk-free interest rate, 28.9% expected stock volatility, 1.02% dividend yield and 5.7 years expected until exercise.

                          OPTION EXERCISES IN 2001 AND
                          YEAR-END 2001 OPTION VALUES

       This table provides information regarding the exercise of options during 2001 and options outstanding at the end of the year for the Chief Executive Officer and the other four most highly compensated executive officers of ITW. The "value realized" is calculated using the difference between the option exercise price and the price of ITW common stock on the date of exercise multiplied by the number of shares acquired upon exercise. The "value of unexercised in-the-money options at year-end 2001" is calculated using the difference between the option exercise price and $67.72 (the closing price of ITW stock on December 31, 2001, the last trading day of the year) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of ITW common stock is greater than the option's exercise price.

                                                      SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                         SHARES                           YEAR-END 2001                 YEAR-END 2001
                       ACQUIRED ON      VALUE      ---------------------------   ---------------------------
        NAME            EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   -----------   -----------   -------------   -----------   -------------
W. James Farrell.....         --              --     968,106        862,500      $24,816,239    $6,644,437
James M. Ringler.....    291,157     $14,912,173     456,638        131,250       15,092,848     1,076,531
Frank S. Ptak........     30,000       1,416,960     322,500        437,500        7,100,887     3,390,312
David B. Speer.......     19,000         886,346     113,250        138,750        1,905,783     1,098,806
Russell M. Flaum.....     11,600         620,536     146,250        138,750        3,475,293     1,098,806

                                RETIREMENT PLANS

       ITW's principal defined benefit pension plan covers approximately 25,000 domestic business unit employees, including executive officers. Upon retirement, participants receive benefits based on years of plan participation and average compensation for the five highest years out of the last ten years of employment. Compensation includes salary and bonus shown in the Summary Compensation Table. As of January 1, 2001, the plan was amended to provide a defined lump sum amount at retirement that is convertible to an annuity. Persons who were age 50 on January 1, 2001, and had at least five years of service, will receive a benefit that is no less valuable than that provided under the prior plan formula, including early retirement subsidy. Because the Internal Revenue Code imposes limits on those plan benefits, the Board has established a supplemental plan that provides for payments to certain executives equal to benefits that would be paid but for these limitations. The table below shows the estimated annual benefits to be paid under the pension plan and supplemental plan to an individual who was 55 on December 31, 2001 (the median age of all of the executive officers) and who continues to participate in the plans through the plans' normal retirement age of 65, assuming the plan provisions in effect on December 31, 2001 continue until that date. For years of service prior to 2001, benefits have been computed based on the pension plan formula then in effect and the transition provisions in the amended plan.

                                               ESTIMATED ANNUAL NORMAL RETIREMENT BENEFITS(1)
                           --------------------------------------------------------------------------------------
                                                  YEARS OF SERVICE AT NORMAL RETIREMENT(2)
     COMPENSATION             10          15          20          25           30            35            40
     ------------          --------    --------    --------    --------    ----------    ----------    ----------
$ 600,000..............    $106,001    $125,468    $174,719    $218,398    $  262,078    $  282,535    $  302,992
   850,000.............     151,176     179,115     249,727     312,159       374,590       403,571       432,551
 1,100,000.............     196,352     232,761     324,735     405,919       487,103       524,607       562,111
 1,350,000.............     241,527     286,408     399,743     499,679       599,615       645,643       691,670
 1,600,000.............     286,702     340,055     474,751     593,439       712,127       766,679       821,230
 2,000,000.............     358,983     425,889     594,765     743,456       892,147       960,336     1,028,525
 2,500,000.............     449,334     533,182     744,781     930,976     1,117,171     1,202,408     1,287,645

------------
(1) Calculations are based on 5% annual pay increases before and after 2001, 5% annual increases in Social Security Covered Compensation from 2002 and a 30-year Treasury rate (used to convert defined lump sum benefits into an annuity) of 5.45% (monthly average for January 2002).

(2) Actual years of participation as of December 31, 2001 for the Chief Executive Officer and the four most highly compensated executive officers were as follows: Mr. Farrell, 36.5 years; Mr. Ringler, 12.0 years (10.0 of which were granted as consideration for his employment by ITW); Mr. Ptak,
    26.1 years; Mr. Speer, 23.5 years; and Mr. Flaum, 15.0 years. Mr. Ringler's benefit for 9.9 years of participation in the Premark pension plans (in which the formula produced a lesser benefit than the ITW plans had) was combined with his benefits under the ITW plans and will be adjusted in the future for increases in average pay since 2000.

       In addition, under ITW's 1982 Executive Contributory Retirement Income Plan, Mr. Farrell is eligible to receive an annual benefit of $113,529 for 15 years beginning at the normal retirement age of 65.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

       During 2001, the Compensation Committee of the Board of Directors was composed of five independent non-employee directors. The Committee administers ITW's compensation plans for key employees, including the Executive Incentive Plan and the Stock Incentive Plan. The Committee also approves compensation levels for executive officers. In making its decisions, the Committee considers management's contribution to ITW's long-term growth. One long-term performance factor that the Committee considers is ITW's total stockholder return, which is measured by capital appreciation and reinvested dividends. For the ten years ending December 31, 2001, the compound annual stockholder rate of return was 17.0%. For the same period, the rate of return on the Standard & Poor's 500 Index was 12.9%, and the rate of return on the Standard & Poor's Diversified Manufacturing Index was 18.1%.

       Compensation for executive officers is composed of base salary, a cash bonus based on performance and stock incentives. The Committee believes that the stock incentive and cash bonus components align the executive officers' performance with stockholder interests. The Committee's philosophy is to provide executives with total compensation above the median for executives of comparable industrial companies.

       BASE SALARY. In establishing base salaries for the Chief Executive Officer (CEO) and other executive officers, the Committee considers compensation information of a peer group of comparable industrial companies. This peer group includes some of the same companies as the S&P Diversified Manufacturing Index used for the Company Performance graph on page 18. In determining base salary, the Committee considers the executive officer's past performance and potential future performance as well as ITW's net income and the operating income of the business units that the officer oversees. The Committee's objective is to target base salaries of the CEO and the other executive officers at the 50th percentile of the peer group.

       BONUS. Executive officers receive annual cash bonuses under the Executive Incentive Plan based on predetermined financial and non-financial objectives. Executive officers may elect to take up to half of their annual cash bonus in ITW common stock. Maximum bonus opportunities typically range from 50% to 150% of base salary. The CEO, Vice Chairmen and certain executive officers can earn half of the maximum bonus opportunity if ITW's net income is at least 120% of targeted plan. The other half relates to the individual's performance measured against predetermined management goals, for example, succession planning, cost reduction targets, market penetration, acquisition planning and a variety of other objectives specifically related to the individual unit's performance. For the Executive Vice Presidents, one-eighth of the maximum bonus opportunity is based on ITW's net income, three-eighths is based on the operating income of the operating units for which the individual is responsible, and the remaining one-half is based on the individual's performance measured against evaluation factors similar to the CEO's. For 2001, the average bonus received by executive officers was approximately 75% of the maximum award.

       STOCK INCENTIVES. The CEO, executive officers and other key employees participate in ITW's Stock Incentive Plan, principally through the grant of stock options. The magnitude of a stock option award is based on the executive officer's performance and the officer's ability to influence ITW's long-term growth and profitability. Options are priced at fair market value on the date of grant. The Committee approves these awards and believes that participation in the Stock Incentive Plan is an effective incentive for executive officers to create value for stockholders since the ultimate value of a stock option is directly related to the increase in the market price of ITW's common stock.

       Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1,000,000 paid to each of the CEO and the other four most highly compensated executive officers. Certain performance based and deferred compensation is not included in compensation counted for purposes of the limit. The Committee has attempted to structure ITW's compensation programs to preserve full deductibility and will continue to assess the impact of Section 162(m) on its compensation practices.

                                         Phillip B. Rooney, Chairman
                                         William F. Aldinger
                                         Michael J. Birck
                                         Don H. Davis, Jr.
                                         Robert C. McCormack

                              COMPANY PERFORMANCE

       This graph shows a five-year comparison of cumulative total returns for ITW, the Standard & Poor's (S&P) 500 Composite Index and the S&P Diversified Manufacturing Index. The graph assumes an investment of $100 on December 31, 1996 and the reinvestment of dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

                              1996         1997         1998         1999         2000         2001
                           -----------  -----------  -----------  -----------  -----------  -----------
------------------------------------------------------------------------------------------------------------
 Illinois Tool Works Inc.    $100.00      $151.92      $147.86      $173.88      $155.35      $179.14
 S&P 500                     $100.00      $133.36      $171.47      $207.56      $188.66      $166.24
 S&P Diversified
    Manufacturing Index      $100.00      $119.08      $138.02      $169.67      $201.98      $198.95
------------------------------------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

       The Audit Committee of the ITW Board of Directors is composed of seven independent, financially literate directors, as defined in the listing standards of the New York Stock Exchange. The Committee is responsible for the oversight of ITW's financial statements, including reviewing: (1) ITW's accounting policies and procedures; (2) the adequacy and effectiveness of ITW's financial and accounting controls; (3) the performance of ITW's independent public accountants; (4) major changes to ITW's auditing and accounting principles and practices; (5) the internal audit plan; (6) significant findings from completed internal audits; (7) consolidated financial statements; and (8) the effectiveness of the ethical and legal compliance system. The Committee is also responsible for providing oversight to ITW's financial reporting process through periodic meetings with ITW's independent public accountants, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. ITW's management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Committee, in carrying out its role, relies on ITW's senior management, including senior financial management, and its independent public accountants.

       We have reviewed and discussed with senior management the audited financial statements included in the 2001 Annual Report to Stockholders. Management has confirmed to the Committee that the financial statements have been prepared in conformity with generally accepted accounting principles.

       We have discussed with Arthur Andersen LLP, ITW's independent public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committee), under which Arthur Andersen must provide us with additional information regarding the scope and results of its audit of ITW's financial statements. This information includes
(1) Arthur Andersen's responsibility under generally accepted auditing standards, (2) significant accounting policies, (3) management judgments and estimates, (4) any significant audit adjustments, (5) any disagreements with management, and (6) any difficulties encountered in performing the audit.

       We have received from Arthur Andersen a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Arthur Andersen and ITW that in its professional judgment may reasonably be thought to bear on independence. Arthur Andersen has discussed its independence with us, and has confirmed in the letter that, in its professional judgment, it is independent of ITW within the meaning of the federal securities laws.

       Based on the review and discussions described above, we have recommended to the Board of Directors that the audited statements included in ITW's 2001 Annual Report to Stockholders be included in ITW's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

       The Committee is reviewing the current engagement of Arthur Andersen LLP as ITW's independent public accountants.

                                         Susan Crown, Chairman
                                         William F. Aldinger
                                         Michael J. Birck
                                         Marvin D. Brailsford
                                         James R. Cantalupo
                                         H. Richard Crowther
                                         Don H. Davis, Jr.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Arthur Andersen LLP has been ITW's independent public accounting firm since 1951. During 2001, the Board engaged Arthur Andersen to (1) examine and report on ITW's financial statements, (2) review ITW's unaudited quarterly financial statements and (3) review financial reports required by the SEC and related matters. Given the circumstances relating to Arthur Andersen LLP, the current engagement is subject to ongoing review by ITW's Board. Representatives of Arthur Andersen will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

AUDIT FEES

       Arthur Andersen billed us approximately $3,528,000 for professional services in connection with the audit of the annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001. Arthur Andersen also billed us approximately $104,000 for professional services in connection with the review of the quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

       In fiscal year 2001, Arthur Andersen did not bill us for or perform any professional services in connection with operating or supervising the operation of our information system or managing our local area network. In addition, there were no fees for professional services in connection with designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

ALL OTHER FEES

       For fiscal year 2001, the aggregate fees for all other services of Arthur Andersen were approximately $9,153,000, including audit-related fees of $1,571,000 and other fees of $7,582,000. Audit-related fees include benefit plan audits, acquisition due diligence and selected internal audit control reviews. A significant portion of all other fees was for work that related primarily to tax services that Arthur Andersen performed globally. Tax fees paid to other public accounting and consulting firms were approximately $8,700,000.

       The Audit Committee has reviewed and determined that the non-audit services of Arthur Andersen during fiscal year 2001 are compatible with maintaining Arthur Andersen's independence.

                           ANNUAL REPORT ON FORM 10-K

       YOU MAY OBTAIN A FREE COPY OF ITW'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING SCHEDULES, THAT WE FILED WITH THE SEC. TO DO SO, PLEASE WRITE TO: STEWART S. HUDNUT, SECRETARY, AT ILLINOIS TOOL WORKS INC., 3600 WEST LAKE AVENUE, GLENVIEW, ILLINOIS 60025.

-----------------------------------------------------------------------------------------------------------------------------------
PROXY - ILLINOIS TOOL WORKS INC.
-----------------------------------------------------------------------------------------------------------------------------------
3600 WEST LAKE AVENUE, GLENVIEW, ILLINOIS 60025
ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Illinois Tool Works Inc. hereby appoints Susan Crown, Phillip B. Rooney and Harold B. Smith, or any
of them, with full power of substitution, to act as proxies at the Annual Meeting of Stockholders of ITW to be held in Chicago,
Illinois on May 10, 2002 with authority to vote  as directed by this Proxy at the meeting, and any adjournments of the meeting, all shares of common stock of ITW registered in the name of the undersigned.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                                      ILLINOIS TOOL WORKS INC.

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                        FRIDAY, MAY 10, 2002

                                                       3:00 P.M. CENTRAL TIME

                                               THE NORTHERN TRUST COMPANY (6TH FLOOR)
                                                      50 SOUTH LASALLE STREET
                                                         CHICAGO, ILLINOIS

IMPORTANT NOTICE
MULTIPLE COPIES OF MAILINGS

To Our Shareholders:

If your household is receiving multiple copies of our shareholder information statements, such as proxy statements and annual reports, we ask that you check the box "Stop Multiple Mailings" on the reverse of this card. This will allows us to save money by reducing the number of documents we must print and mail and will help protect the environment as well.

BY CHECKING THIS BOX, YOU ARE CONSENTING TO OUR MAILING OF PROXY STATEMENTS, ANNUAL REPORTS AND OTHER SHAREHOLDER INFORMATION ONLY
TO THE ONE ACCOUNT IN YOUR HOUSEHOLD FOR WHICH THE BOX WAS NOT CHECKED. We will continue to separately mail a proxy card for each registered shareholder account. Your consent will be perpetual unless you revoke it, which you may do at any time by calling us at
888-829-7424 (toll free), or writing us at Computershare Investor Services, Attn: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878.
If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM BY CHECKING THE "STOP MULTIPLE MAILINGS" BOX ON THE PROXY CARD, FOR ALL BUT ONE OF
YOUR SHAREHOLDERS ACCOUNTS.

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!

QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK!

Illinois Tool Works Inc. encourages you to take advantage of the convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, follow these easy steps:

TO VOTE BY PHONE                                                   TO VOTE BY INTERNET

- Call toll free 1-800-215-9653 anytime on a touch tone            - Go the following web site:
  telephone. There is NO CHARGE to you for the call.                 www.computershare.com/us/proxy

- Enter the Control Number provided on the reverse side.           - Enter the information requested on your computer screen, including your Control Number provided on the reverse
Option 1: To vote as the Board of Directors recommends on            side.
          the proposals, press 1.
                                                                    - Follow the instructions on the screen.
Option 2: If you choose to vote on each proposal separately,
          press 0 and follow the recorded instructions.             THANK YOU FOR VOTING!

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -
THANK YOU FOR VOTING!

                               IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THE PROXY CARD.
                                                                                                                              007NMC

                                                                                      CONTROL NUMBER
[ILLINOIS TOOL WORKS LOGO]
                                                                                      000000  0000000000  0  0000
ILLINOIS TOOL WORKS INC.
                                                                                      000000000.000 ext
[ ] Mark this box with an X if you have made changes to your name or address          000000000.000 ext
    details below.                                                                    000000000.000 ext
                                                                                      000000000.000 ext
MRA SAMPLE                                                                            000000000.000 ext
DESIGNATION (IF ANY)                                                                  000000000.000 ext
ADD1                                                                                  000000000.000 ext
ADD 2
ADD 3                                                                                 Holder Account Number
ADD 4
ADD 5                                                                                 C 1234567890     JNT
ADD 6

Use a black pen. Print in
CAPITAL letters inside the grey
areas as shown in this example.    A B C       1 2 3       X

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
A. ELECTION OF DIRECTORS     PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
The Board of Directors Recommends a Vote FOR the listed nominees.

                             For   Withhold                               For   Withhold                              For   Withhold

01 - William F. Aldinger     [ ]     [ ]       05 - Susan Crown           [ ]     [ ]        09 - Phillip B. Rooney   [ ]      [ ]

02 - Michael J. Birck        [ ]     [ ]       06 - Don H. Davis, Jr.     [ ]     [ ]        10 - Harold B. Smith     [ ]      [ ]

03 - Marvin D. Brailsford    [ ]     [ ]       07 - W. James Farrell      [ ]     [ ]

04 - James R. Cantalupo      [ ]     [ ]       08 - Robert C. McCormack   [ ]     [ ]

In their discretion, upon such other matters as may properly come before the meeting.

CHECK HERE TO STOP MULTIPLE MAILINGS    [ ]
Please stop mailing of shareholder
publications for this account, since
multiple copies come to our
household at this address.

THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF
DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, WHICH IS
THE MANNER IN WHICH THIS PROXY WILL BE VOTED IF NO
DIRECTION IS MADE. THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS.

B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please sign exactly as your name or names appear. If jointly held, each owner must sign. Executors, administrators, trustees, officers, etc. should give full title as such.

Signature 1                                   Signature 2                                 Date (dd/mm/yyyy)


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A 5 2 5 1                                   1 U P X                                                                   007NKB
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